SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 27, 2007

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)

1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

Registrant’s telephone number, including area code:	(828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 28, 2007, CommScope, Inc. filed a Current Report on Form 8-K (“December 8-K”) regarding the completion of its acquisition of Andrew Corporation.  This Form 8-K/A amends the December 8-K to include the financial statements required by Item 9.01 of Form 8-K.  The information previously reported in the December 8-K is hereby incorporated by reference into this Form 8-K/A

Item 9.01.	Financial Statements and Exhibits.

Set forth below are the financial statements relating to the completed acquisition described above that are required to be filed as part of this Form 8-K/A:

(a)

Financial Statements of Business Acquired.

The Report of Independent Registered Public Accounting Firm is hereby incorporated by reference to Exhibit 99.1.

The audited consolidated balance sheets of Andrew Corporation as of September 30, 2007 and 2006 and the related consolidated statements of operations, change in shareholders’ equity and cash flows for each of the three years in the period ended September 30, 2007 are incorporated by reference to Exhibit 99.2.

(b)	Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.3 and incorporated by reference:

	(i)	Unaudited Pro Form Condensed Combined Balance Sheet as of September 30, 2007.

	(ii)	Unaudited Pro Form Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2007.

	(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended December 31, 2006.

	(iv)	Notes to Unaudited Pro Forma Combined Condensed Financial Data.

(d)	Exhibits.

	Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Andrew Corporation.

	Exhibit 99.1	Report of Independent Registered Public Accounting Firm (incorporated by reference to Andrew Corporation’s Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2007).

Exhibit 99.2

The audited consolidated balance sheets of Andrew Corporation as of September 30, 2007 and 2006 and the related consolidated statements of operations, change in shareholders’ equity and cash flows for each of the three years in the period ended September 30, 2007 (incorporated by reference to Andrew Corporation’s Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2007).

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Statements (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2008
COMMSCOPE, INC.

	By:	/s/ Jearld L. Leonhardt
Jearld L. Leonhardt
Executive Vice President and Chief Financial Officer

Index of Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Andrew Corporation.

99.1	Report of Independent Registered Public Accounting Firm (incorporated by reference to Andrew Corporation’s Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2007).

99.2

The audited consolidated balance sheets of Andrew Corporation as of September 30, 2007 and 2006 and the related consolidated statements of operations, change in shareholders’ equity and cash flows for each of the three years in the period ended September 30, 2007 (incorporated by reference to Andrew Corporation’s Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2007).

99.3	Unaudited Pro Forma Condensed Combined Financial Statements (filed herewith).